BATTERY PARK(SM) HIGH YIELD FUND
PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the annual report for Battery Park High Yield Fund for the fiscal year ending September 30, 1999. This report begins with a discussion of the market environment and portfolio highlights by the Fund's portfolio manager, followed by a schedule of the Fund's high yield corporate bond holdings and the audited financial statements.

The Fund is managed by Nomura Corporate Research and Asset Management Inc., which seeks to provide you with a high total return--consisting of current income and capital appreciation--by investing in a diversified portfolio of high yield corporate bonds.

Although market conditions proved challenging throughout the year, we are encouraged by both the positive fundamentals in the U.S. economy and improving global economy and are confident that high yield bonds remain an attractive investment opportunity over the long term.

Thank you for your continued trust and investment in the Battery Park High Yield Fund. As we conclude our second full year of operations, we are committed to increasing assets in the Fund and thus, lowering the expense ratio. We look forward to helping you to achieve your financial goals in the future.

Sincerely,

/s/ Robert Levine, CFA
Robert Levine, CFA
Chairman and President

November 29, 1999

BATTERY PARK(SM) HIGH YIELD FUND
FUND PERFORMANCE AND OUTLOOK

WE BELIEVE DIVERSIFICATION, INTENSIVE CREDIT RESEARCH AND PROACTIVE MANAGEMENT ARE KEY TO ACHIEVING CONSISTENT LONG-TERM TOTAL RETURNS.

Battery Park High Yield Fund's objective is to provide shareholders with high total return consisting of current income and capital appreciation. The Fund seeks to achieve its objective by investing principally in fixed income securities of U.S. companies which are rated in the lower rating categories of the established rating services or are unrated securities of comparable quality.

MARKET ENVIRONMENT

This reporting period began in the midst of 1998's global liquidity crisis. To address liquidity concerns, the Federal Reserve quickly lowered interest rates three times, for a total decrease of 75 basis points during the latter part of 1998. The equity and fixed income markets responded favorably to the Fed's actions as the markets began to return to more normalized levels. The high yield market gained momentum in early 1999 as evidence of a strong U.S. economy began to soothe fears of a global recession. However, the economy's strong performance soon shifted fears from global recession to inflation. During the latter half of the Fund's fiscal year, the Fed reversed its earlier interest rate policy by raising rates on two occasions, erasing 50 bps of the 75 bps reduction (more recently, the Fed raised rates an additional 25 bps on November 16, 1999). Technical factors contributing to recent market weakness include an increase in investors' cash positions, possibly in anticipation of Y2K concerns. While default rates, which are viewed as lagging market indicators, have risen during the last twelve months, the Fund's investments did not suffer any defaults. We remain confident in the Fund's portfolio holdings. Below we discuss the sectors which hurt, and helped performance.

PORTFOLIO HIGHLIGHTS

Certain industries performed well for the Fund this year, particularly the Cable Television and Telecommunications industries, in which the Fund is currently overweighted. Other industries in which the Fund had investments, such as Theaters (a subset of Leisure), Healthcare, Paging (a subset of Telecommunications), and Financial Intermediaries, performed poorly. Here, we discuss some reasons driving performance within these sectors.

Performance was negatively impacted by the Fund's investments in the Leisure industry, particularly in the Theater sector. The sector was hurt by the combination of the aggressive, mostly debt-financed, overexpansion of new theaters nationwide, and the relatively weak box office performance in the beginning of calendar year 1999. These factors combined to lead to reduced earnings and operating margins throughout the industry. The Fund was also negatively impacted by its investments in the Healthcare industry, as long-term healthcare suffered dramatically from changes in

Medicare reimbursement. The Paging sector also negatively impacted the Fund's performance. The entire sector is experiencing a slowdown in growth as the industry further matures, leading to intensified pricing competition. Additionally, the Fund's overall performance was hurt by its investments in the Financial Intermediaries industry. Many highly leveraged financial services companies had cash withdrawn because their assets were falling in value during the first quarter of our reporting period.

During this period, the Fund benefited from its increased exposure to the Cable Television industry, which rose from 5% to 17% of assets (as of the end of the Fund's fiscal year). Cable operators have historically provided stable cash flows from their core video business. Currently, many cable companies are upgrading their networks in order to provide consumers with local telephone service, a high speed Internet service, and expanded digital video offerings. AT&T, attracted by cable's ability to deliver local phone service, recently bought TCI and MediaOne, gaining access to over 40% of households in the country. Other large equity investments have been made in the cable sector by significant players such as Microsoft and Vulcan Ventures. Such activity has made the sector more attractive in the past year by boosting the credit qualities of companies, including several of the Fund's holdings. Many of the Fund's investments have benefited from this merger and acquisition activity, and we expect continued M&A combined with strong growth to drive up performance in the sector.

The Fund's investments in the Telecommunications industry performed particularly well as the industry rebounded from its low in the Fall of 1998. The strength in telecommunications equities in the early part of 1999 calmed high yield investors' fears that telecommunications companies would not be able to finance their capital needs. Furthermore, very strong operating results, particularly in the Wireless sector (a subset of Telecommunications), combined with merger and acquisition activity, several large IPOs and secondary equity offerings, rekindled high yield investors' interest in the sector. We remain bullish on the sector; however, we have shifted the Fund's focus to the wireless service providers over the last six months, as these operators have been showing the fastest growth, and are the most likely near term acquisition candidates.

The Fund is also heavily weighted in the Broadcasting Radio and Television industry. Historically, television broadcasters, which operate groups of network- affiliated and independent stations, have demonstrated steady and stable revenue growth, and have had low capital expenditures. The Fund is overweighted in the industry due to the resultant deleveraging, combined with the FCC's relaxation of ownership restrictions and increasing industry consolidation. More recently, non-traditional networks, such as The WB and UPN, have been gaining audience share from the Big Four (ABC, CBS, NBC and FOX). Consequently, we are increasing the Fund's exposure to the faster growing, non-traditional network affiliates, while scaling back our holdings in the affiliates of the major networks. Despite positive fundamentals on the radio side, especially low capital expenditure needs and high rates of growth, the Fund was not overweighted in the radio sector due to the bonds' low yields. We will continue to carefully evaluate investment opportunities within the sector as they arise.

During this period, the Fund has been a strictly high yield bond fund, with no emerging markets or common equity exposure. We believe that our research-driven, company-specific investment philosophy, which focuses on total return and relative value, has allowed us to take advantage of this attractive market while avoiding many of the problem credits. Finally, we are pleased to report that, in a period of rising default rates, none of the Fund's holdings have defaulted.

BATTERY PARK FUND'S DIVERSE PORTFOLIO

Top ten industries [%] as of September 30, 1999

21.75%         Telecommunications
16.86%         Cable Television
15.14%         Broadcasting Radio and Television
 7.12%         Hotels/Motels/Inns and Casinos
 6.33%         Leisure
 4.38%         Food Products
 3.72%         Food/Drug Retailers
 3.14%         Chemicals/Plastics
 3.07%         Electronics/Electric
 3.01%         Non-Ferrous Metals/Minerals

PORTFOLIO CHARACTERISTICS* AS OF SEPTEMBER 30, 1999

Modified Duration    5.81 years
Average Maturity     8.41 years
Average Rating       B
30-Day SEC Yield**
 Class A             9.50%
 Class A Net of Load 9.07%
 Class Y             9.75%

 * Portfolio characteristics exclude cash & cash equivalents which represent approximately 6.15% of the Fund as of September 30, 1999.

** The Adviser voluntarily waived management fees and absorbed expenses (please refer to note (4) of the Notes to the Financial Statements). Absent the waiver and absorption of fees, the annualized SEC yield for Class A Shares
   (NAV) would have been 9.45%, Class A Shares (net of maximum sales charge) would have been 9.02% and Class Y shares would have been 9.69% and performance returns would have been lower.

FUND QUALITY BREAKDOWN OF SEPTEMBER 30, 1999

[GRAPH APPEARS HERE]

B-                                              37%
B                                               19%
B+                                              19%
BB-                                              9%
Cash & Cash Equivalents & other                  8%
Not Rated                                        6%
CCC                                              1%


OUTLOOK AND STRATEGY
In light of the positive fundamentals in the U.S. economy and improvements in the global economy, we view current high yield spreads as an opportunity to invest in quality companies at attractive prices. Moreover, we anticipate that calendar year 2000 will provide an opportunity for a meaningful price recovery, as Y2K fears dissipate, and investors continue to deploy their capital into the high yield markets. We will continue to carefully evaluate and select investments consistent with our research-intensive investment philosophy. While past performance is no guarantee of future results, we remain confident in our investment strategy that has produced competitive returns.

/s/ Robert Levine
Robert Levine, CFA
Chairman and President, Battery Park Funds, Inc.

/s/ Richard Buch
Richard Buch, CFA
Portfolio Manager

ABOUT THE PORTFOLIO MANAGER

Richard A. Buch, CFA, is a Managing Director and Senior Portfolio Manager of NCRAM. He is the portfolio manager of the Battery Park High Yield Fund since the Fund's inception and other high yield accounts. He supervises NCRAM's team of credit analysts/portfolio managers. Mr. Buch was previously Senior VP and High Yield Portfolio Manager for Kidder, Peabody Asset Management, Assistant VP at Reliance Insurance, and a Senior Securities Analyst at Teachers Insurance and Annuity Association. Richard received his MBA from Cornell University in 1985 and is a member of the Association for Investment Management Research.



Risk Factors. High yield bonds, while offering greater total return potential, also possess greater risks than lower yielding higher rated bonds. Please see the Fund's Prospectus.

Class A Shares incur a maximum initial sales charge (front-end load) of 4.50% and bear annual 12b-1 fees of 25 basis points. Class A shares are available only through financial planners and securities dealers that have entered into selected dealer agreements with the Distributor. Class A shares are available to certain qualified investors and other entities without a sales charge. Please see the Fund's prospectus for more details regarding the purchase of Class A shares at NAV.

Class Y Shares are offered at net asset value without a sales charge to an investor that invests at least $1 million in the Fund or purchases through a fee-based financial planner whose clients have a current investment in the Fund aggregating at least $1 million. Class Y Shares also are offered for purchases of less than $1 million to Directors of the Fund and to retirement plans administered by the Investment Adviser or its affiliates for the benefit of employees of the Investment Adviser and/or its affiliates.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

         Label              A            B                         C               D
========================================================================================================
Label                Class A       Class A with Load        Class y        ML High Yield Master II Index
========================================================================================================
    1    Oct-96          10000                  9550               10000                           10000
===================-------------------------------------------------------------------------------------
    2                    10675                 10196               10679                           10346
===================-------------------------------------------------------------------------------------
    3    Nov-96          10822                 10336               10830                           10424
===================-------------------------------------------------------------------------------------
    4                    11161                 10660               11171                           10584
===================-------------------------------------------------------------------------------------
    5    Jan-97          10937                 10446               10949                           10439
===================-------------------------------------------------------------------------------------
    6                    11055                 10558               11069                           10572
===================-------------------------------------------------------------------------------------
    7    Mar-97          11428                 10915               11446                           10795
===================-------------------------------------------------------------------------------------
    8                    11592                 11071               11612                           10962
===================-------------------------------------------------------------------------------------
    9    May-97          11875                 11342               11898                           11253
===================-------------------------------------------------------------------------------------
  10                     11959                 11422               11966                           11239
===================-------------------------------------------------------------------------------------
  11     July-97         12312                 11759               12342                           11441
===================-------------------------------------------------------------------------------------
  12                     12292                 11740               12325                           11500
===================-------------------------------------------------------------------------------------
  13     Sep-97          12400                 11844               12436                           11607
===================-------------------------------------------------------------------------------------
  14                     12595                 12030               12633                           11719
===================-------------------------------------------------------------------------------------
  15     Nov-97          12963                 12381               13005                           11905
===================-------------------------------------------------------------------------------------
  16                     13007                 12423               13052                           11954
===================-------------------------------------------------------------------------------------
  17     Jan-98          13201                 12608               13249                           12067
===================-------------------------------------------------------------------------------------
  18                     13255                 12660               13306                           12119
===================-------------------------------------------------------------------------------------
  19     Mar-98          13324                 12725               13378                           12192
===================-------------------------------------------------------------------------------------
  20                     13354                 12755               13411                           12255
===================-------------------------------------------------------------------------------------
  21     May-98          13471                 12866               13532                           12333
===================-------------------------------------------------------------------------------------
  22                     12467                 11907               12526                           11711
===================-------------------------------------------------------------------------------------
  23     Jul-98          12494                 11933               12556                           11741
===================-------------------------------------------------------------------------------------
  24                     11943                 11407               12005                           11490
===================-------------------------------------------------------------------------------------
  25     Sep-98          12652                 12084               12721                           12086
===================-------------------------------------------------------------------------------------
  26                     12590                 12024               12661                           12065
===================-------------------------------------------------------------------------------------
  27     Nov-98          12824                 12248               12895                           12228
===================-------------------------------------------------------------------------------------
  28                     12783                 12209               12856                           12144
===================-------------------------------------------------------------------------------------
  29     Jan-99          13014                 12430               13093                           12286
===================-------------------------------------------------------------------------------------
  30                     13246                 12651               13329                           12510
===================-------------------------------------------------------------------------------------
  31     Mar-99          12810                 12235               12893                           12396
===================-------------------------------------------------------------------------------------
  32                     12842                 12265               12928                           12365
===================-------------------------------------------------------------------------------------
  33     May-99          12850                 12273               12938                           12381
===================-------------------------------------------------------------------------------------
  34                     12640                 12073               12730                           12251
===================-------------------------------------------------------------------------------------
  35     Sep-99          12592                 12027               12700                           12201
===================-------------------------------------------------------------------------------------

This graph compares a $10,000 investment in the Fund, made at its inception, with a similar hypothetical investment in the Merrill Lynch High Yield Master II Index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is not predicative of future performance. Investment returns and principal value may vary, and you may have a gain or loss when you sell shares. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not possible to invest in an index.

FUND PERFORMANCE

                   FOR PERIODS ENDED SEPTEMBER 30, 1999
---------------------------------------------------------------------------
                                                           Since Inception
AVERAGE ANNUAL RATE OF RETURN %                   One Year October 28, 1996
---------------------------------------------------------------------------
Battery Park Class Y Shares                         1.13%        8.51%
Battery Park Class A Shares                          .77         8.20
Battery Park Class A Shares net of maximum sales
 charge (4.50%)                                    (3.80)        6.52
Merrill Lynch High Yield Master II Index*           3.92         6.86
---------------------------------------------------------------------------

* Merrill Lynch & Co. The Merrill Lynch High Yield Master II Index is a publicly reported unmanaged composite benchmark of the hypothetical return on investment on approximately 1,083 high yield debt securities of at least $100 million ranging in rating from Ba1 to C by Moody's Investors Service Inc., and BB+ to C by Standard & Poor's. The Index has no cash component or transaction costs and is trader priced. Approximately 10% of the Index is comprised of deferred interest bonds and pay-in-kind bonds in addition to cash pay bonds. Certain of the information contained in this presentation has been provided by Merrill Lynch. Any information sourced to Merrill Lynch & Co. has been reprinted by permission, all rights reserved. Copyright(C) 1999 Merrill Lynch, Pierce, Fenner & Smith

   Incorporated. The Index may not be copied, used or distributed without Merrill Lynch's prior written approval. Merrill Lynch makes no representation or warranty, express or implied, to any person including without limitation, any recipient of this presentation or any member of the public regarding the advisability of investing in securities generally or in the ability of the Index (represented in the literature) to track market performance. This presentation is not sponsored, endorsed, sold or promoted by Merrill Lynch.

** Total return measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Since the inception date of the Fund, the Adviser voluntarily waived management fees of 0.65% and absorbed expenses of 0.87% (of annualized net assets) in order to cap expenses at 1.25% for Class A Shares and 1.00% for Class Y Shares. Pursuant to an Expense Waiver and Reimbursement Agreement dated as of November 29, 1999, the investment adviser has agreed to the same waiver and reimbursement arrangement for the fiscal year of the Fund beginning October 1, 1999 and ending September 30, 2000. At October 1, 2000, the investment adviser may in its discretion agree to continue, modify or discontinue this waiver and reimbursement arrangement.

BATTERY PARK(SM) HIGH YIELD FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999

 Principal
   Amount                                                              Value

-------------------------------------------------------------------------------
 Corporate Bonds--92.24%
-------------------------------------------------------------------------------
            Broadcasting Radio & Television--15.14%
-------------------------------------------------------------------------------
 $  500,000 Allbritton Communication Co., 8.875%, 2/1/2008          $   480,000
-------------------------------------------------------------------------------
    600,000 Cumulus Media, Inc., 10.375%, 7/1/2008                      616,500
-------------------------------------------------------------------------------
  1,250,000 Lin Holdings Corp., 0/10.000%, 3/1/2008/(4)/                825,000
-------------------------------------------------------------------------------
    550,000 STC Broadcasting, Inc., 11.000%, 3/15/2007                  551,375
-------------------------------------------------------------------------------
    500,000 Sinclair Broadcasting, Inc., 9.000%, 7/15/2007              478,750
-------------------------------------------------------------------------------
    700,000 Susquehanna Media Co., 8.500%, 5/15/2009/(1)/               693,000
-------------------------------------------------------------------------------
            Total                                                     3,644,625
-------------------------------------------------------------------------------
            Cable Television--16.86%
-------------------------------------------------------------------------------
    500,000 Echostar Communications, 9.375%, 2/1/2009                   497,500
-------------------------------------------------------------------------------
  1,200,000 Knology Holdings, 0/11.875%, 10/15/2007/(4)/                660,000
-------------------------------------------------------------------------------
    750,000 Mediacom LLC, 8.500%, 4/15/2008                             693,750
-------------------------------------------------------------------------------
  1,500,000 RCN Corp., 0/11.125%, 10/15/2007/(4)/                       975,000
-------------------------------------------------------------------------------
    900,000 TeleWest PLC, 0/11.000%, 10/1/2007/(4)/                     807,750
-------------------------------------------------------------------------------
  1,000,000 21st Century Telecom, 0/12.250%, 2/15/2008/(4)/             425,000
-------------------------------------------------------------------------------
            Total                                                     4,059,000
-------------------------------------------------------------------------------
            Chemical/Plastics--3.14%
-------------------------------------------------------------------------------
    750,000 Lyondell Chemical Co., 10.875%, 5/1/2009                    757,500
-------------------------------------------------------------------------------
            Electronics/Electric--3.07%
-------------------------------------------------------------------------------
    750,000 Integrated Electrical Services, 9.375%, 2/1/2009            738,750
-------------------------------------------------------------------------------
            Food Products--4.38%
-------------------------------------------------------------------------------
    550,000 Agrilink Foods, Inc., 11.875%, 11/1/2008                    486,750
-------------------------------------------------------------------------------
    560,000 Aurora Foods, Inc., 9.875%, 2/15/2007                       567,000
-------------------------------------------------------------------------------
            Total                                                     1,053,750
-------------------------------------------------------------------------------
            Food/Drug Retailers--3.72%
-------------------------------------------------------------------------------
    900,000 Duane Reade, Inc., 9.250%, 2/15/2008                        895,500
-------------------------------------------------------------------------------
            Home Furnishing--1.83%
-------------------------------------------------------------------------------
    500,000 Home Interiors & Gifts, Inc., 10.125%, 6/1/2008             440,000
-------------------------------------------------------------------------------
            Hotels/Motels/Inns/& Casinos--7.12%
-------------------------------------------------------------------------------
    750,000 Aztar Corp., 8.875%, 5/15/2007                              708,750
-------------------------------------------------------------------------------
    500,000 Hollywood Park, Inc., 9.500%, 8/1/2007                      490,000
-------------------------------------------------------------------------------
    500,000 Station Casinos, Inc., 10.125%, 3/15/2006                   515,000
-------------------------------------------------------------------------------
            Total                                                     1,713,750
-------------------------------------------------------------------------------
            Leisure--6.33%
-------------------------------------------------------------------------------
    450,000 Bally Total Fitness Holding Corp., 9.875%, 10/15/2007       426,375
-------------------------------------------------------------------------------
    500,000 Regal Cinemas, Inc., 8.875%, 12/15/2010                     332,500
-------------------------------------------------------------------------------

See Notes to the Financial Statements.

 Principal
   Amount                                                          Value

---------------------------------------------------------------------------
 Corporate Bonds--continued
---------------------------------------------------------------------------
            Leisure--6.33% (Continued)
---------------------------------------------------------------------------
 $  750,000 The Sports Club Co., Inc., 11.375%, 3/15/2006       $   765,000
---------------------------------------------------------------------------
            Total                                                 1,523,875
---------------------------------------------------------------------------
            Non-Ferrous Metals/Minerals--3.01%
---------------------------------------------------------------------------
    750,000 P & L Coal Holdings Corp., 9.625%, 5/15/2008            725,625
---------------------------------------------------------------------------
            Oil & Gas--2.09%
---------------------------------------------------------------------------
    500,000 Swift Energy Co., 10.250%, 8/1/2009                     502,500
---------------------------------------------------------------------------
            Retailers--1.55%
---------------------------------------------------------------------------
    400,000 Advance Stores Co., Inc., 10.250%, 4/15/2008            374,000
---------------------------------------------------------------------------
            Telecommunications--21.75%
---------------------------------------------------------------------------
    650,000 Airgate PCS Inc., 0/13.500%, units,                     357,500
            10/1/2009/(4)//(5)/
---------------------------------------------------------------------------
    600,000 Clearnet Communications, 0/10.125%, 5/1/2009/(4)/       366,000
---------------------------------------------------------------------------
    600,000 McLeod, Inc., 9.250%, 7/15/2007                         603,000
---------------------------------------------------------------------------
    650,000 MGC Communications, Inc., 13.000%, 10/1/2004            575,250
---------------------------------------------------------------------------
  1,000,000 Nextlink Communications, 10.750%, 6/1/2009            1,007,500
---------------------------------------------------------------------------
    800,000 PSINet Inc., 11.500%, 11/1/2008                         810,000
---------------------------------------------------------------------------
    900,000 Rogers Cantel Mobile, Inc., 8.800%, 10/1/2007           922,500
---------------------------------------------------------------------------
    600,000 Williams Communications, 10.875%, 10/1/2009             595,494
---------------------------------------------------------------------------
            Total                                                 5,237,244
---------------------------------------------------------------------------
            Textiles--2.25%
---------------------------------------------------------------------------
    550,000 William Carter Co., 10.375%, 12/1/2006                  541,750
---------------------------------------------------------------------------
            Total Corporate Bonds (Cost $23,091,641)             22,207,869
---------------------------------------------------------------------------
 Commercial Paper--5.70%
---------------------------------------------------------------------------
  1,372,000 General Electric Capital Corp., 5.250%, 10/1/1999     1,372,000
---------------------------------------------------------------------------
            Total Commercial Paper (Cost $1,372,000)              1,372,000
---------------------------------------------------------------------------
 Demand Notes--0.43%
---------------------------------------------------------------------------
    103,194 Warner Lambert, 5.023%/(3)/                             103,194
---------------------------------------------------------------------------
            Total Demand Note (Cost $103,194)                       103,194
---------------------------------------------------------------------------
   Number
 of Shares                                                         Value
---------------------------------------------------------------------------
 Common Stocks--0.0%
---------------------------------------------------------------------------
            Cable TV
---------------------------------------------------------------------------
        500 Optel, Inc. /(1)//(2)/                                       68
---------------------------------------------------------------------------
            Total Common Stocks (Cost $2)                                68
---------------------------------------------------------------------------
            TOTAL INVESTMENTS--98.37% (Cost $24,566,837)         23,683,131
---------------------------------------------------------------------------
            Other Assets in Excess of Liabilities--1.63%            393,982
---------------------------------------------------------------------------
            TOTAL NET ASSETS--100.0%                            $24,077,113
---------------------------------------------------------------------------

(1) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Directors. At September 30, 1999, these securities amounted to $693,068 which represents 2.88% of net assets.
(2) Non-income producing security.
(3) Variable rate security. The rate listed is as of September 30, 1999.
(4) Denotes a step feature, with the rate representing the future coupon.
(5) Consisting of bonds and warrants.

See Notes to the Financial Statements.

BATTERY PARK(SM) HIGH YIELD FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999

Assets:
-------------------------------------------------------------------------------
Investments, at value (cost $24,566,837)                           $23,683,131
-------------------------------------------------------------------------------
Cash                                                                     6,195
-------------------------------------------------------------------------------
Receivable for investments sold                                        580,844
-------------------------------------------------------------------------------
Interest receivable                                                    515,098
-------------------------------------------------------------------------------
Deferred organizational costs                                           94,660
-------------------------------------------------------------------------------
Other assets                                                            10,966
-------------------------------------------------------------------------------
 Total assets                                                       24,890,894
-------------------------------------------------------------------------------
Liabilities:
-------------------------------------------------------------------------------
Payable for investments purchased                         $703,682
-------------------------------------------------------------------------------
Payable to investment adviser                                5,808
-------------------------------------------------------------------------------
Payable to distributor                                       4,267
-------------------------------------------------------------------------------
Payable for shareholder redemptions                         32,618
-------------------------------------------------------------------------------
Distributions payable to shareholders                       17,291
-------------------------------------------------------------------------------
Accrued expenses                                            50,115
-------------------------------------------------------------------------------
 Total liabilities                                                     813,781
-------------------------------------------------------------------------------
Net Assets                                                         $24,077,113
-------------------------------------------------------------------------------
Net Assets Consist of:
-------------------------------------------------------------------------------
Capital stock (par value $.001, 200,000,000 shares
 authorized)                                                       $27,426,183
-------------------------------------------------------------------------------
Net unrealized depreciation of investments                            (883,706)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments                        (2,528,903)
-------------------------------------------------------------------------------
Undistributed net investment income                                     63,539
-------------------------------------------------------------------------------
 Total Net Assets                                                  $24,077,113
-------------------------------------------------------------------------------
Class A:
-------------------------------------------------------------------------------
Net assets                                                         $ 4,210,884
-------------------------------------------------------------------------------
Shares outstanding (par value $.001, 25,000,000 shares
 authorized)                                                           467,686
-------------------------------------------------------------------------------
Net asset value and redemption price per share                           $9.00
-------------------------------------------------------------------------------
Maximum offering price per share (100/95.50 of
 $9.00) /(1)/                                                            $9.42
-------------------------------------------------------------------------------
Class Y:
-------------------------------------------------------------------------------
Net assets                                                         $19,866,229
-------------------------------------------------------------------------------
Shares outstanding (par value $.001, 25,000,000 shares
 authorized)                                                         2,205,666
-------------------------------------------------------------------------------
Net asset value, offering and redemption price per share                 $9.01
-------------------------------------------------------------------------------

(1) See "Description of Classes--Class A Shares" in the Prospectus

See Notes to the Financial Statements.

BATTERY PARK(SM) HIGH YIELD FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1999

Investment Income:
--------------------------------------------------------------------------------
Interest income                                                     $ 2,397,346
--------------------------------------------------------------------------------
 Total investment income                                              2,397,346
--------------------------------------------------------------------------------
Expenses:
--------------------------------------------------------------------------------
Investment advisory fee                                  $ 163,178
--------------------------------------------------------------------------------
Shareholder servicing and accounting fees and expenses     116,120
--------------------------------------------------------------------------------
Administration fees                                         50,001
--------------------------------------------------------------------------------
Amortization of organization costs                          45,437
--------------------------------------------------------------------------------
Professional fees                                           21,027
--------------------------------------------------------------------------------
Federal and state registration fees                         20,555
--------------------------------------------------------------------------------
Directors' fees                                             19,389
--------------------------------------------------------------------------------
Reports to shareholders                                     17,951
--------------------------------------------------------------------------------
Distribution fee--Class A                                   12,696
--------------------------------------------------------------------------------
Custody fees                                                 1,276
--------------------------------------------------------------------------------
Miscellaneous expenses                                      11,481
--------------------------------------------------------------------------------
 Total expenses before waiver and reimbursement            479,111
--------------------------------------------------------------------------------
Less: Waiver of expenses and reimbursement from Adviser   (215,368)
--------------------------------------------------------------------------------
 Net expenses                                                           263,743
--------------------------------------------------------------------------------
   Net investment income                                              2,133,603
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                              (2,518,357)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
 investments                                                            668,967
--------------------------------------------------------------------------------
 Net gain (loss) on investments                                      (1,849,390)
--------------------------------------------------------------------------------
   Net increase in net assets resulting from operations             $   284,213
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

BATTERY PARK(SM) HIGH YIELD FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended     Year Ended
                                                    September 30,  September 30,
                                                        1999           1998
--------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------
Net investment income                               $  2,133,603    $ 1,534,144
--------------------------------------------------------------------------------
Net realized gain (loss) on investments               (2,518,357)       932,771
--------------------------------------------------------------------------------
Net change in unrealized appreciation
 (depreciation) of investments                           668,967     (2,450,720)
--------------------------------------------------------------------------------
 Net increase in net assets resulting from
  operations                                             284,213         16,195
--------------------------------------------------------------------------------
Capital Share Transactions:
--------------------------------------------------------------------------------
Shares sold                                           14,523,060      5,596,793
--------------------------------------------------------------------------------
Shares issued to holders in reinvestment of
 dividends                                             2,844,210      2,213,982
--------------------------------------------------------------------------------
Shares redeemed                                      (10,569,979)      (636,250)
--------------------------------------------------------------------------------
 Net increase in net assets resulting from capital
  share transactions                                   6,797,291      7,174,525
--------------------------------------------------------------------------------
Distributions to Class A Shareholders:
--------------------------------------------------------------------------------
From net investment income                              (418,082)      (247,673)
--------------------------------------------------------------------------------
From net realized gains                                 (188,112)       (99,753)
--------------------------------------------------------------------------------
 Total distributions to Class A shareholders            (606,194)      (347,426)
--------------------------------------------------------------------------------
Distributions to Class Y Shareholders:
--------------------------------------------------------------------------------
From net investment income                            (1,795,488)    (1,277,127)
--------------------------------------------------------------------------------
From net realized gains                                 (654,910)      (703,403)
--------------------------------------------------------------------------------
 Total distributions to Class Y shareholders          (2,450,398)    (1,980,530)
--------------------------------------------------------------------------------
   Total increase in net assets                        4,024,912      4,862,764
--------------------------------------------------------------------------------
Net Assets:
--------------------------------------------------------------------------------
Beginning of year                                     20,052,201     15,189,437
--------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $63,539 and $98,069,
respectively)                                       $ 24,077,113    $20,052,201
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

BATTERY PARK(SM) HIGH YIELD FUND
FINANCIAL HIGHLIGHTS--CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                Year Ended September 30,
                                                --------------------------
                                                 1999    1998   1997 /(1)/
--------------------------------------------------------------------------
Per Share Data:
--------------------------------------------------------------------------
Net asset value, beginning of period            $10.10  $11.40    $10.00
--------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------
Net investment income                             0.80    0.89      0.84
--------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments                                     (0.72)  (0.70)     1.40
--------------------------------------------------------------------------
Total from investment operations                  0.08    0.19      2.24
--------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------
Dividends from net investment income             (0.79)  (0.91)    (0.84)
--------------------------------------------------------------------------
Distributions from net realized gains            (0.39)  (0.58)       --
--------------------------------------------------------------------------
Total distributions                              (1.18)  (1.49)    (0.84)
--------------------------------------------------------------------------
Net asset value, end of period                  $ 9.00  $10.10    $11.40
--------------------------------------------------------------------------

Total return /(2)/                                0.77%   1.50%    23.13%
--------------------------------------------------------------------------
Supplemental Data and Ratios:
--------------------------------------------------------------------------
Ratios of net expenses to average net assets:
--------------------------------------------------------------------------
 Before expense reimbursement                     2.22%   2.92%     4.04%*
--------------------------------------------------------------------------
 After expense reimbursement                      1.25%   1.25%     1.25%*
--------------------------------------------------------------------------
Ratios of net investment income to average net
 assets:
--------------------------------------------------------------------------
 Before expense reimbursement                     7.33%   6.77%     5.87%*
--------------------------------------------------------------------------
 After expense reimbursement                      8.30%   8.44%     8.66%*
--------------------------------------------------------------------------
Net assets, in thousands, end of period         $4,211  $3,894    $1,829
--------------------------------------------------------------------------
Portfolio turnover rate /(3)/                      178%    190%      236%
--------------------------------------------------------------------------

 * Computed on an annualized basis.
(1) Reflects operations for the period from October 28, 1996 (date of initial public offering) to September 30, 1997. For the period from September 16, 1996 (start of business) to October 27, 1996, the investment income was distributed to the Fund's Adviser.
(2) Based on net asset value, which does not reflect the sales charge.
(3) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See Notes to the Financial Statements.

BATTERY PARK(SM) HIGH YIELD FUND
FINANCIAL HIGHLIGHTS--CLASS Y SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 Year Ended September 30,
                                                ----------------------------
                                                 1999     1998    1997 /(1)/
----------------------------------------------------------------------------
Per Share Data:
----------------------------------------------------------------------------
Net asset value, beginning of period            $ 10.10  $ 11.40    $10.00
----------------------------------------------------------------------------
Income from investment operations:
----------------------------------------------------------------------------
Net investment income                              0.76     0.93      0.86
----------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments                                      (0.64)   (0.71)     1.40
----------------------------------------------------------------------------
Total from investment operations                   0.12     0.22      2.26
----------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------
Dividends from net investment income              (0.82)   (0.94)   (0.86)
----------------------------------------------------------------------------
Distributions from net realized gains             (0.39)   (0.58)       --
----------------------------------------------------------------------------
Total distributions                               (1.21)   (1.52)   (0.86)
----------------------------------------------------------------------------
Net asset value, end of period                  $  9.01  $ 10.10   $ 11.40
----------------------------------------------------------------------------

Total return /(2)/                                 1.13%    1.76%    23.41%
----------------------------------------------------------------------------
Supplemental Data and Ratios:
----------------------------------------------------------------------------
Ratios of net expenses to average net assets:
----------------------------------------------------------------------------
 Before expense reimbursement                      1.83%    2.67%     3.87%*
----------------------------------------------------------------------------
 After expense reimbursement                       1.00%    1.00%     1.00%*
----------------------------------------------------------------------------
Ratios of net investment income to average net
 assets:
----------------------------------------------------------------------------
 Before expense reimbursement                      7.72%    6.96%     5.86%*
----------------------------------------------------------------------------
 After expense reimbursement                       8.55%    8.63%     8.73%*
----------------------------------------------------------------------------
Net assets, in thousands, end of period         $19,866  $16,158   $13,361
----------------------------------------------------------------------------
Portfolio turnover rate /(3)/                       178%     190%      236%
----------------------------------------------------------------------------

 * Computed on an annualized basis.
(1) Reflects operations for the period from October 28, 1996 (date of initial public offering) to September 30, 1997. For the period from September 16, 1996 (start of business) to October 27, 1996, the investment income was distributed to the Fund's Adviser.
(2) Based on net asset value, which does not reflect the sales charge.
(3) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See Notes to the Financial Statements.

BATTERY PARK(SM) HIGH YIELD FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999

1. ORGANIZATION

Battery Park Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-ended management investment company. The Company consists of one portfolio. The financial statements included herein are only those of Battery Park High Yield Fund (the "Fund"), a diversified portfolio. The Fund offers two classes of shares: Class A Shares and Class Y Shares. The Fund's investment objective is to provide shareholders with high total return, consisting of current income and capital appreciation.

Organizational expenses of $213,984 and $13,290 were borne initially by Nomura Corporate Research and Asset Management Inc., the Fund's investment adviser (the "Adviser"), and Federated Services Company ("FServ"), respectively. The Fund has reimbursed the Adviser and FServ for these expenses. These expenses are being amortized over the period of benefit, but not to exceed sixty months.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS. Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Securities for which market quotations are not readily available and securities which are restricted as to resale are valued at fair value under criteria established by the Board of Directors.

INCOME AND EXPENSES. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). The Fund is charged expenses directly such as advisory, administration and certain shareholder service fees. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared daily prior to the determination of net asset value on that day and paid monthly. Distributions of net realized capital gains, if any, are declared at least annually.

FEDERAL INCOME TAXES. Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for the deductibility of organizational costs. The following reclassifications have been made to the financial statements.

    Increase (Decrease)
-----------------------------
Paid-       Undistributed Net
In Capital  Investment Income
-----------------------------
($45,437)        $45,437
-----------------------------

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the day following the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES. Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value under criteria established by the Board of Directors.

USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER. Investment transactions are accounted for on the trade date.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                             Year ended              Year ended
                             September 30, 1999      September 30, 1998
-------------------------------------------------------------------------
Class A                        Amount      Shares      Amount    Shares
-------------------------------------------------------------------------
Shares sold                  $ 4,099,371    423,413  $2,709,647  247,220
-------------------------------------------------------------------------
Shares issued to holders in
 reinvestment of dividends       391,608     40,900     225,919   20,933
-------------------------------------------------------------------------
Shares redeemed               (3,709,854)  (382,197)   (450,347) (42,955)
-------------------------------------------------------------------------
 Net increase                $   781,125     82,116  $2,485,219  225,198
-------------------------------------------------------------------------
                             Year ended              Year ended
                             September 30, 1999      September 30, 1998
-------------------------------------------------------------------------
Class Y                        Amount      Shares      Amount    Shares
-------------------------------------------------------------------------
Shares sold                  $10,423,689  1,073,578  $2,887,146  262,525
-------------------------------------------------------------------------
Shares issued to holders in
 reinvestment of dividends     2,452,602    256,844   1,988,063  183,323
-------------------------------------------------------------------------
Shares redeemed               (6,860,125)  (724,703)   (185,903) (17,483)
-------------------------------------------------------------------------
 Net increase                $ 6,016,166    605,719  $4,689,306  428,365
-------------------------------------------------------------------------

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE. Nomura Corporate Research and Asset Management Inc., the Fund's investment adviser (the "Adviser"), is entitled to receive for its services an annual investment advisory fee equal to 0.65% of the Fund's average daily net assets. The Adviser has voluntarily chosen to waive its entire fee and reimburse certain operating expenses of the Fund to ensure expenses do not exceed 1.25% and 1.00% of average daily net assets for class A and class Y shares, respectively. The Adviser can modify or terminate this voluntary waiver and reimbursement at any time at its sole discretion. For the year ended September 30, 1999, the Adviser has waived fees and reimbursed expenses in the amount of $215,368.

DISTRIBUTION SERVICES FEE. The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Nomura Securities International, Inc. (the "Distributor"), from the net assets of the Fund's Class A shares to finance activities intended to result in the sale of the Fund's Class A shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of Class A shares annually to compensate the Distributor. The Distributor may voluntarily choose to waive any portion of its fee. The Distributor can modify or terminate any such voluntary waiver at any time at its sole discretion.

AGREEMENTS. For the period of October 1, 1998 through August 29, 1999, Federated Services Company served as administrator and accounting services agent, Federated Shareholder Services Company served as transfer agent, and the Bank of New York served as custodian for the Fund. As of August 30, 1999, Firstar

Mutual Fund Services, LLC ("Firstar") serves as transfer agent, administrator, and accounting services agent for the Fund, and Firstar Bank Milwaukee, N.A. serves as custodian for the Fund. Certain officers of Firstar are also officers of the Fund and are not compensated by the Fund.

5. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended September 30, 1999, were as follows:


----------------------
Purchases  $46,176,003
----------------------
Sales      $40,770,869
----------------------

At September 30, 1999, gross unrealized appreciation and depreciation of investments for federal income tax purposes was as follows:


--------------------------------------------------------
Appreciation                                $   178,174
--------------------------------------------------------
(Depreciation)                              $(1,091,474)
--------------------------------------------------------
Net unrealized depreciation on investments  $  (913,300)
--------------------------------------------------------

At September 30, 1999, the cost of investments for federal income tax purposes was $24,596,431.

6. YEAR 2000--Unaudited

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

BATTERY PARK HIGH YIELD FUND
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Battery Park Funds, Inc.:


We have audited the accompanying statement of assets and liabilities of Battery Park High Yield Fund (the "Fund"), a series of Battery Park Funds, Inc., including the schedule of investments, as of September 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Battery Park High Yield Fund at September 30, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche, LLP

Chicago, Illinois
November 10, 1999

Directors                            Officers
--------------------------------------------------------------------------------
Francis L. Fraenkel                  Robert Levine
Robert Levine                          Chairman and President
Frank K. Reilly                      Richard A. Buch
Jennie Wong                            Vice President
                                     Jennie Wong
                                       Treasurer
                                     Freddie Jacobs, Jr.
                                       Assistant Treasurer, Assistant Secretary




This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its investment objective and policies, management fees, expenses and other information.

Nomura Securities
International, Inc.
Distributor
2 World Financial Center
Building B
New York, NY 10281-1198

Cusip 07132Q108
Cusip 07132Q207

[LOGO OF BATTERY PARK]

BATTERY PARK(SM)

HIGH YIELD FUND

ANNUAL REPORT



SEPTEMBER 30, 1999

Nomura Corporate Research
and Asset Management Inc.
Investment Adviser
2 World Financial Center
Building B
New York, NY 10281-1198